UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 13, 2005

Date of Report (Date of earliest event reported)

ALLIANCE ONE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bridge Street, Danville, Virginia 24541

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (434) 792-7511

DIMON Incorporated

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On March 8, 2005, DIMON Incorporated, predecessor by merger to Alliance One International, Inc. (“Alliance One”), commenced (1) a cash tender offer for any and all of its outstanding (a) 9 5/8% Senior Notes due 2011 (the “9  5/8% Notes”) and (b) 7 3/4% Senior Notes due 2013 (the “7 3/4% Notes” and, collectively with the 9 5/8% Notes, the “DIMON Notes”), and (2) a solicitation of consents to amend each of the indentures governing the DIMON Notes (collectively, the “DIMON Tender Offer and Consent Solicitation”). As of 12:01 a.m. on May 13, 2005, DIMON had received and accepted for payment tenders and consents of DIMON Notes exceeding the requisite number of consents to permit it to amend the indentures governing the DIMON Notes as described in the consent solicitation materials. On March 22, 2005, DIMON and SunTrust Bank, the trustee under the indentures, executed Second Supplemental Indentures amending each of the indentures as described in the consent solicitation materials, and such Second Supplemental Indentures became effective on May 13, 2005. The amendments eliminate, among other things, the principal restrictive covenants and certain events of default in the indentures. The Second Supplemental Indenture related to the 9 5/8% Notes is attached as Exhibit 4.01 to this Form 8-K and incorporated herein by reference. The Second Supplemental Indenture related to the 7 3/4% Notes is attached as Exhibit 4.02 to this Form 8-K and incorporated herein by reference.

On March 8, 2005, Standard Commercial Corporation, predecessor by merger to Alliance One, commenced (1) a cash tender offer for any and all of its outstanding 8% Senior Notes due 2012, Series B (the “Standard Notes”), and (2) a solicitation of consents to amend the indenture governing the Standard Notes (collectively, the “Standard Tender Offer and Consent Solicitation”). As of 12:01 a.m. on May 13, 2005, Standard had received and accepted for payment tenders and consents of Standard Notes exceeding the requisite number of consents to permit it to amend the indenture governing the Standard Notes as described in the consent solicitation materials. On March 22, 2005, Standard and SunTrust Bank, the trustee under the indenture, executed a Supplemental Indenture amending the indenture as described in the consent solicitation materials, and such Supplemental Indenture became effective on May 13, 2005. The amendments eliminate, among other things, the principal restrictive covenants and certain events of default in the indenture. The Supplemental Indenture related to the Standard Notes is attached as Exhibit 4.03 to this Form 8-K and incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

On May 13, 2005, Alliance One International, Inc. issued a press release announcing the expiration and final results of the DIMON Tender Offer and Consent Solicitation and the expiration and final results of the Standard Tender Offer and Consent Solicitation. The final results are described in the press release, which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description
4.01	Second Supplemental Indenture related to the 9 5/8% Notes, dated as of March 22, 2005, between DIMON Incorporated and SunTrust Bank, as trustee, supplementing and amending the Indenture, dated October 30, 2001, between DIMON Incorporated and SunTrust Bank, as trustee, as previously amended by the First Supplemental Indenture, dated as of November 1, 2004.

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4.02	Second Supplemental Indenture related to the 7 3/4% Notes, dated as of March 22, 2005, between DIMON Incorporated and SunTrust Bank, as trustee, supplementing and amending the Indenture, dated May 30, 2003, between DIMON Incorporated and SunTrust Bank, as trustee, as previously amended by the First Supplemental Indenture, dated as of November 1, 2004.

4.03	Supplemental Indenture related to the Standard Notes, dated as of March 22, 2005, among Standard Commercial Corporation, Standard Commercial Tobacco Co., Inc., as guarantor, and SunTrust Bank, as trustee, supplementing and amending the Indenture, dated April 2, 2004, among Standard Commercial Corporation, Standard Commercial Tobacco Co., Inc., as guarantor, and SunTrust Bank, as trustee.

99.1	Alliance One International, Inc. press release, issued on May 13, 2005, announcing the final results of the DIMON Tender Offer and Consent Solicitation and the final results of the Standard Tender Offer and Consent Solicitation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE ONE INTERNATIONAL, INC.
(Registrant)

Date: May 16, 2005	By:	/s/ Thomas G. Reynolds
Thomas G. Reynolds
Vice President - Controller (Chief Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.01	Second Supplemental Indenture related to the 9 5/8% Notes, dated as of March 22, 2005, between DIMON Incorporated and SunTrust Bank, as trustee, supplementing and amending the Indenture, dated October 30, 2001, between DIMON Incorporated and SunTrust Bank, as trustee, as previously amended by the First Supplemental Indenture, dated as of November 1, 2004.

4.02	Second Supplemental Indenture related to the 7 3/4% Notes, dated as of March 22, 2005, between DIMON Incorporated and SunTrust Bank, as trustee, supplementing and amending the Indenture, dated May 30, 2003, between DIMON Incorporated and SunTrust Bank, as trustee, as previously amended by the First Supplemental Indenture, dated as of November 1, 2004.

4.03	Supplemental Indenture related to the Standard Notes, dated as of March 22, 2005, among Standard Commercial Corporation, Standard Commercial Tobacco Co., Inc., as guarantor, and SunTrust Bank, as trustee, supplementing and amending the Indenture, dated April 2, 2004, among Standard Commercial Corporation, Standard Commercial Tobacco Co., Inc., as guarantor, and SunTrust Bank, as trustee.

99.1	Alliance One International, Inc. press release, issued on May 13, 2005, announcing the final results of the DIMON Tender Offer and Consent Solicitation and the final results of the Standard Tender Offer and Consent Solicitation.

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